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                                                                Exhibit 24(a)(2)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm and to the use of our report dated January 25, 1999, in Amendment No. 1 to the Registration Statement (Form S-8 No. 333-79039) for the Registration of 5,000,000 shares of its common stock.





                                       Ernst & Young LLP



June 1, 1999